UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  September 1, 2005

                           TECH/OPS SEVCON, INC.
              (Exact Name of Registrant as Specified in Charter)

          Delaware                     1-9789                04-2985631
(State or Other Jurisdiction      (Commission File         (IRS Employer
      of Incorporation)                Number)          Identification No.)

                               155 Northboro Road
                             Southborough, MA 01772
              (Address of Principal Executive Offices) (Zip Code)

                                 (508) 281-5510
              (Registrant's telephone number, including area code)

                                 Not Applicable
             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01.  Changes in Registrant's Certifying Accountant.

(a) On September 1, 2005, the Audit Committee of the Board of Directors of Tech/Ops Sevcon, Inc. (the "Company") voted to replace Grant Thornton LLP with Vitale, Caturano & Company Ltd. as the Company's independent registered public accounting firm, effective immediately.

Grant Thornton LLP's audit reports on the consolidated financial statements of the Company and subsidiaries for the fiscal years ended September 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of the Audit Committee's action, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in its audit report; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton LLP with a copy of the foregoing disclosures and requested that Grant Thornton LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with them. A copy of Grant Thornton LLP's response is attached as
Exhibit 16.1 to this Form 8-K.

(b) On September 1, 2005, with the approval of the Company's Audit Committee, the Company engaged Vitale, Caturano & Company Ltd. ("VCC") to replace Grant Thornton LLP as the Company's independent registered public accounting firm.

During the Company's two most recent fiscal years and through the date of VCC's engagement, neither the Company nor anyone on behalf of the Company consulted with VCC in any matter regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report nor oral advice provided to the Company that VCC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) any matter that was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

The Company undertook a review of its independent auditors as part of its ongoing efforts to reduce operating costs and expenses. The Company's Audit Committee selected VCC based, among other things, on the fee estimates provided by VCC and the closure by Grant Thornton UK LLP of its office in Newcastle, near the Company's UK facilities. The Company expects to lower its audit costs as a result of the change in accounting firms.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.   Description
16.1          Letter of Grant Thornton LLP dated September 8, 2005 to the
              Securities and Exchange Commission


                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECH/OPS SEVCON, INC.

Dated:  September 8, 2005           By:  /s/ Raymond J. Thibault Jr.
                                         ---------------------------
                                         Raymond J. Thibault Jr.
                                         Assistant Treasurer



                                                            Exhibit No. 16.1:

Grant Thornton LLP
Accountants and Business Advisors


September 8, 2005


U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

RE:  Tech/Ops Sevcon, Inc.
     File No. 1-9789


Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Tech/Ops Sevcon, Inc. dated September 1, 2005, and agree with the statements concerning our Firm contained in the first through fourth paragraphs therein. We are not in a position to agree nor disagree with the comments in the seventh paragraph regarding Grant Thornton UK LLP, a Grant Thornton International member firm.

Very truly yours,

/s/ Grant Thornton LLP




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